UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 1, 2011

Date of report (Date of earliest event reported)

SurModics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-23837	41-1356149
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9924 West 74th Street Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

(952) 500-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 1, 2011, SurModics, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Evonik Degussa Corporation (“Evonik”) pursuant to which the Company agreed to sell substantially all of the assets of its wholly-owned subsidiary, SurModics Pharmaceuticals, Inc. (“Pharma”), to Evonik for $30 million in cash, subject to adjustment based on inventory as of the closing date and certain other items specified in the Purchase Agreement.

Under the terms of the Purchase Agreement, the entire portfolio of products and services of Pharma, including the cGMP development and manufacturing facility owned by Pharma located in Birmingham, Alabama, will be acquired by Evonik. The transaction remains subject to customary closing conditions and is expected to close before the end of November.

The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On November 1, 2011, the Company issued a press release announcing the execution of the Purchase Agreement. The press release is furnished as Exhibit 99.1 hereto. The information contained in Exhibit 99.1 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Asset Purchase Agreement by and among SurModics, Inc., SurModics Pharmaceuticals, Inc., and Evonik Degussa Corporation dated as of November 1, 2011 (excluding schedules and exhibits, which SurModics, Inc. agrees to furnish to the Securities and Exchange Commission upon request)

99.1	Press Release dated November 1, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURMODICS, INC.

Date: November 7, 2011	/s/ Bryan K. Phillips
Bryan K. Phillips
Sr. Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
2.1	Asset Purchase Agreement by and among SurModics, Inc., SurModics Pharmaceuticals, Inc., and Evonik Degussa Corporation dated as of November 1, 2011 (excluding schedules and exhibits, which SurModics, Inc. agrees to furnish to the Securities and Exchange Commission upon request)	Filed Electronically

99.1	Press Release dated November 1, 2011	Filed Electronically